Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is entered into as of June 21, 2008, by and among U.S. DRY CLEANING CORPORATION, a Delaware corporation (the "Company"), and ROBINSON CORP., a Hawaii corporation ("Robinson").

A.           This Agreement is being entered into pursuant to that certain Purchase and Sale Agreement dated May 31, 2008 ("PSA"), by and among Company, Robinson, THURSTON JOHN ROBINSON and THERESA PAULETTE WINN ("Owners"), and ENIVEL, INC., a Hawaii corporation ("Buyer").

B.           Pursuant to the terms of the PSA, and on the Effective Date, Robinson shall receive the Shares and the parties desire to provide Robinson with the registration rights related to the Shares as described herein.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions. As used herein:

1.1 The term "Holder" means the Robinson having the right to acquire Registrable Shares or any assignee thereof in accordance with Sections 2.8 and 3 hereof.

1.2 The term "Initial Public Offering" means the closing of an initial underwritten public offering pursuant to an effective registration statement under the Securities Act (as defined below), covering the offer and sale of securities to the general public for the account of the Company.

1.3 The term "Ownership Percentage" means and includes, with respect to each Holder of Registrable Shares requesting inclusion of Registrable Shares in a Secondary Offering, the number of Registrable Shares held by such Holder divided by the aggregate of (i) all Registrable Shares held by all Holders requesting registration in such offering and (ii) the total number of all other securities entitled to registration pursuant to any agreement with the Company approved by the Board of Directors and held by others participating in the Secondary Offering.

1.4 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

1.5 For the purposes hereof, the term "Registrable Shares" means and includes (i) the Shares and (ii) any common stock of the Company issued, or issuable as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the Shares, excluding in all cases, however, any Registrable Shares sold by a person in a transaction in which his or her rights under Section 2 are not assigned, provided that any particular shares of the Shares shall cease to be Registrable Shares when: (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

1.6  The term "Securities Act" means the Securities Act of 1933, as amended.

1.7 The term "Secondary Offering" means and includes the closing of a public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of securities to the general public for the account of the Company following the Initial Public Offering.

2.    Registration Rights.

2.1 "Piggy Back" Registration. If at any time after the Initial Public Offering the Company shall determine to register under the Securities Act any of its common stock (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, a registration on any faint which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares or a registration in which the only common stock being registered is common stock issuable upon conversion of debt securities which are also being registered), it shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares that such Holder requests to be registered. If the shares being sold by the Company under such registration are to be underwritten, the Registrable Shares shall be included in such underwriting. Notwithstanding the foregoing, if, in connection with any Secondary Offering involving an underwriting of common stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of common stock included in any such registration statement because, in such underwriter's judgment, such limitation is necessary based on market conditions, the Company may exclude, to the extent so advised by the managing underwriter, the Registrable Shares from the underwriting; provided, however, that if the underwriters do not entirely exclude the Registrable Shares from the underwriting, the Company shall be obligated to include in such registration statement, with respect to the requesting Holder, an amount of Registrable Shares equal to the product of (i) the number of Registrable Shares that remain available for registration after the underwriter's cut back and (ii) such Holder's Ownership Percentage. No such reduction shall be made with respect to securities being offered by the Company for its own account if the offering is pursuant to a demand of any stockholder of the Company exercising registration rights. If any Holder disapproves of the terms of any underwriting referred to in this section, he may elect to withdraw therefrom by written notice to the Company and the underwriter at least three (3) days prior to the effectiveness of the registration statement filed in connection with such proposed Secondary Offering. At any time prior to the effectiveness of such registration statement, the Company may withdraw the entire registration, including the registration of any Registrable Shares, if the Company's Board of Directors determines that it is in the Company's best interest to do so and promptly provides notice of such withdrawal to the Holders. The Company may require each Holder selling Registrable Shares to furnish Company such information and documents regarding the Holder and the distribution of such securities as may be required to be disclosed in the Registration Statement by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the applicable jurisdictions.

2.2    Effectiveness.

(a)            The Company will use its best efforts to maintain the effectiveness for up to three (3) months of any registration statement pursuant to which any of the Registrable Shares are being offered; provided, however, that such three-month period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of common stock (or other securities) of the Company.

(b)            The Company will from time to time amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

(c) Each Holder selling Registrable Shares agrees that, upon receipt of any notice from Company of the happening of any event of the kind described in Section 2.6(c), such Holder will immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.6(c), and, if so directed by Company, each such Holder will deliver to Company (at Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

2.3    Indemnification.

(a) Indemnification of Holders. In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through which such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 2.3(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein or arises from such Holder's breach of its obligations under this Agreement. Promptly after receipt by any Holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Holder, underwriter or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the Company shall pay, as incurred, the reasonable fees and expenses of such separate counsel. The Company shall not be liable to indemnify any person under this Section 2.3(a) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 2.3(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

(b) Indemnification of Company.  In  the event that the Company registers any of the Registrable Shares under the Securities Act, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through which any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and all other Holders and their respective officers, directors and controlling persons from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection with the registration of the Registrable Shares by such Holder, expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the Registrable Shares sold in such registration. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Shares, the Company will notify such Holder of Registrable Shares in writing of the commencement thereof, and such Holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the reasonable fees and expenses of such separate counsel. Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the person being indemnified (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

2.4 Contribution. If the indemnification provided for in Section 2.3 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

2.5 Exchange Act Registration. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities Exchange Commission (the "SEC") that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b)           file on a timely basis with the Securities and Exchange Commission all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's common stock; and

(c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) any other reports and documents that a Holder may reasonably request in order to avail itself of any rule or regulation of the Securities and Exchange Commission allowing a Holder to sell any such Registrable Shares without registration.

2.6  Further Obligations of the Company. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

(a)            Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Shares;

(b)            Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(e) Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

 2.7   Exchange Act Registration. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities Exchange Commission (the "SEC") that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a)            make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

(b)            file on a timely basis with the Securities and Exchange Commission all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's common stock; and

(c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Securities and Exchange Commission, and (iii) any other reports and documents that a Holder may reasonably request in order to avail itself of any rule or regulation of the Securities and Exchange Commission allowing a Holder to sell any such Registrable Shares without registration.

2.6  Further Obligations of the Company. Whenever the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

(a)            Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Shares;

(b)            Use its best efforts to register or qualify the Registrable Shares to be registered pursuant to this Agreement under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

(c) Notify each Holder of Registrable Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the Holders in connection with the registration of their Registrable Shares, which in no event shall exceed a reasonable fee, (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

2.8 Transfer of Registration Rights. The registration rights of a Holder of Registrable Shares under this Agreement may be transferred as set forth below (provided (1) the transfer accompanies the transfer of the underlying Stock, (2) the transferee is bound by the terms of this Agreement and (3) the Company is given written notice prior to such transfer) to any other transferee of the Registrable Shares.

2.9 Market Stand-Off Agreement. No Holder shall, to the extent requested by any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than in a private disposition in a transaction exempt from registration to a donee who agree to be similarly bound or in a disposition pursuant to Rule 144) any Registrable Shares during a period (the "Stand-Off Period") beginning ten (10) days prior to and ending 180 days following the effective date of a registration statement of any Secondary Offering (or such shorter period as the Company or managing underwriter may authorize), and except in each case, for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each Holder until the end of the Stand-Off Period. Notwithstanding the foregoing, the obligations described in this Section 2.9 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

2.10 Termination of Registration Rights. The obligations of the Company to register any Holder's Registrable Shares pursuant to this Section 2 shall terminate five (5) years after the Company's Initial Public Offering or, with respect to any Holder, at such time as all of the Registrable Securities of such Holder may be sold within a three month period under Securities and Exchange Commission Rule 144.

3.            Assignability. Subject to the restrictions on transfer set forth in Section 2.8, this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto.

4.            Law. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws. Robinson irrevocably consents to the exclusive jurisdiction of any court located in California for any suit or other action Robinson brings against the Company hereunder and the Company irrevocably consents to the exclusive jurisdiction of any court located in Hawaii for any printing, legal and accounting expenses, Securities and Exchange Commission filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the fees or disbursements of more than one counsel for the Holders in connection with the registration of their Registrable Shares, which in no event shall exceed a reasonable fee, (ii) any portion of the underwriter's commissions or discounts attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares, or (iii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

8. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties; and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.

U.S. DRY CLEANING

By:
Name:
Title:

ROBINSON CORP.  CORPORATION

By:
Name:
Title:

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